UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4410

Oppenheimer Discovery Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2018

Item 1. Reports to Stockholders.

Semiannual Report	3/31/2018

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Discovery Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Growth Index	Russell 2000 Index	S&P 500 Index
6-Month	11.30%	4.90%	6.99%	3.25%	5.84%
1-Year	23.54	16.43	18.63	11.79	13.99
5-Year	12.86	11.54	12.90	11.47	13.31
10-Year	11.06	10.41	10.95	9.84	9.49

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER DISCOVERY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 11.30% during the reporting period, outperforming the Russell 2000 Growth Index’s (the “Index”) return of 6.99%. The Fund outperformed the Index in 10 out of 11 sectors, led by stock selection in the Information Technology, Health Care, and Consumer Discretionary sectors. The only underperforming sector for the Fund was Energy, where an overweight position detracted slightly from performance.

MARKET OVERVIEW

Markets closed 2017 with strong performance and continued to rally in January 2018. However, volatility came back with vengeance over the first quarter of 2018, after many years of below average levels. Geopolitical uncertainties increased due to concerns stemming from Tariff and Trade wars with China, North Korea, and Russia. We believe company fundamentals continue to be solid domestically, as a result of tax cuts, spending increases and international strength, although there was renewed fear of inflation and anticipated future Federal Reserve action. Growth stocks continued to outperform versus Value during this reporting period and throughout the volatile first quarter of 2018.

FUND REVIEW

During the reporting period, top contributors to performance included Nektar Therapeutics, XPO Logistics, and ABIOMED.

Nektar Therapeutics is a pharmaceutical company with a broad portfolio of drugs in development focused on oncology, pain, and auto-immune diseases. The company released new data during the period from one of their oncology trials that was very positive.

XPO Logistics is a non-asset-based freight transportation provider. XPO delivered strong results this period despite hurricane-related headwinds. The company benefited from e-commerce demand for contract logistics and last mile, growth in intermodal, and a favorable brokerage market. The stock also rose due to possible bids from Home Depot and/or Amazon.

ABIOMED is a manufacturer of medical devices used to support heart function during cardiac procedures. The company reported another strong quarter of financial results during the period and increased their

3        OPPENHEIMER DISCOVERY FUND

outlook. They also received two new approvals from the FDA for their heart pump that could meaningfully increase their market opportunity.

Detractors from performance during the reporting period included Rogers Corp., ACADIA Pharmaceuticals, and Evolent Health.

Rogers’ fourth quarter 2017 results were mixed, with higher sales but lower EPS in comparison to analysts’ expectations while first quarter 2018’s outlook was lower. Elevated costs weighed on operating margin.

ACADIA Pharmaceuticals is a biotechnology company that develops biopharmaceutical products to address central nervous system disorders. Its share price has had a lackluster period due to somewhat lower sales than expected for Nuplazid, its treatment for Parkinson’s psychosis. We exited our position.

Evolent Health, Inc. helps health systems to drive value-based care transformation. Evolent reported disappointing third quarter financial results and disclosed less visibility on their backlog of new business. We exited our position.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies that we believe have above-average and sustainable revenue and earnings growth, and therefore are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance. At the end of the reporting period, the Fund had its largest overweight positions relative to the Index in Financials, Information Technology, Consumer Discretionary, and Industrials, and its largest underweight positions in Health Care, Real Estate, and Consumer Staples. The Fund had no investments in the Consumer Staples, Real Estate, Telecommunication Services, and Utilities sectors at the end of the period.

Looking forward, we expect the U.S. economy to expand at a rate of 2.7% - 3.0% in 2018, faster than the trajectory of the last several years. The most important drivers of this improvement are fiscal stimulus in the form of both tax cuts and spending increases and the additional benefits from better growth outside the U.S. Although interest rates remain very low in a historical context, the Federal Reserve will continue to normalize monetary policy by gradually raising short term rates. Meanwhile, corporate profits are growing at a robust pace and cash hows are being directed to capital expenditures, dividends, buybacks and acquisitions. Equity valuations remain high but have moderated due to favorable earnings revisions and the recent market correction.

4        OPPENHEIMER DISCOVERY FUND

Market volatility has increased from unusually low levels, partly due to political and policy turmoil in Washington D.C. Technology driven disruption remains abundant across the economy and is at the forefront of our fundamental research. Our opportunity set remains compelling and we expect stock selection to continue to drive our relative performance.

Ronald J. Zibelli, Jr., CFA Portfolio Manager	Ash Shah, CFA Portfolio Manager

5        OPPENHEIMER DISCOVERY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

SiteOne Landscape Supply, Inc.	1.9%
XPO Logistics, Inc.	1.9
Pool Corp.	1.9
MKS Instruments, Inc.	1.9
Monolithic Power Systems, Inc.	1.9
Western Alliance Bancorp	1.8
2U, Inc.	1.7
HEICO Corp.	1.7
ABIOMED, Inc.	1.7
Mercury Systems, Inc.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Health Care Equipment & Supplies	12.6%
Software	12.4
Internet Software & Services	6.8
Semiconductors & Semiconductor Equipment	6.3
Aerospace & Defense	4.9
Machinery	3.5
Biotechnology	3.4
Hotels, Restaurants & Leisure	3.4
Commercial Banks	3.3
Construction & Engineering	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2018, and are based on the total market value of common stocks.

6        OPPENHEIMER DISCOVERY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	11.30%	23.54%	12.86%	11.06%
Class B (ODIBX)	4/4/94	10.88	22.59	11.99	10.53
Class C (ODICX)	10/2/95	10.88	22.60	12.01	10.21
Class I (ODIIX)	1/27/12	11.54	24.07	13.36	14.47	*
Class R (ODINX)	3/1/01	11.17	23.23	12.57	10.77
Class Y (ODIYX)	6/1/94	11.43	23.85	13.14	11.40

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	4.90%	16.43%	11.54%	10.41%
Class B (ODIBX)	4/4/94	6.20	17.59	11.74	10.53
Class C (ODICX)	10/2/95	9.93	21.60	12.01	10.21
Class I (ODIIX)	1/27/12	11.54	24.07	13.36	14.47	*
Class R (ODINX)	3/1/01	11.17	23.23	12.57	10.77
Class Y (ODIYX)	6/1/94	11.43	23.85	13.14	11.40

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading

7        OPPENHEIMER DISCOVERY FUND

companies in leading industries within the U.S. economy. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds. com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER DISCOVERY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER DISCOVERY FUND

Actual	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During 6 Months Ended March 31, 2018
Class A	$1,000.00	$1,113.00	$5.65
Class B	1,000.00	1,108.80	9.88
Class C	1,000.00	1,108.80	9.66
Class I	1,000.00	1,115.40	3.54
Class R	1,000.00	1,111.70	7.02
Class Y	1,000.00	1,114.30	4.44

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.60	5.40
Class B	1,000.00	1,015.61	9.44
Class C	1,000.00	1,015.81	9.24
Class I	1,000.00	1,021.59	3.38
Class R	1,000.00	1,018.30	6.71
Class Y	1,000.00	1,020.74	4.24

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.07%
Class B	1.87
Class C	1.83
Class I	0.67
Class R	1.33
Class Y	0.84

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Shares	Value
Common Stocks—98.2%
Consumer Discretionary—15.1%
Auto Components—1.4%
Visteon Corp.[1]	284,630	$31,377,611
Distributors—1.9%
Pool Corp.	292,670	42,794,207
Diversified Consumer Services—2.2%
Bright Horizons Family Solutions, Inc.[1]	377,378	37,632,134
Sotheby’s1	244,040	12,521,693
		50,153,827
Hotels, Restaurants & Leisure—3.4%
Boyd Gaming Corp.	761,840	24,272,223
Choice Hotels International, Inc.	313,060	25,091,759
Penn National Gaming, Inc.[1]	477,700	12,544,402
Vail Resorts, Inc.	66,650	14,776,305
		76,684,689
Household Durables—1.7%
LGI Homes, Inc.[1]	204,670	14,443,562
Roku, Inc., Cl. A1	173,630	5,399,893
TopBuild Corp.[1]	236,820	18,121,466
		37,964,921
Multiline Retail—1.6%
Ollie’s Bargain Outlet Holdings, Inc.[1]	581,280	35,051,184
Specialty Retail—2.7%
Burlington Stores, Inc.[1]	231,040	30,762,976
Children’s Place, Inc. (The)	160,130	21,657,582
Floor & Decor Holdings, Inc., Cl. A1	138,540	7,220,705
		59,641,263
Textiles, Apparel & Luxury Goods—0.2%
Canada Goose Holdings, Inc.[1]	160,390	5,360,234
Energy—1.4%
Energy Equipment & Services—0.4%
RPC, Inc.	433,820	7,821,774
Oil, Gas & Consumable Fuels—1.0%
Matador Resources Co.[1]	757,480	22,656,227

	Shares	Value
Financials—9.7%
Capital Markets—2.6%
Hamilton Lane, Inc., Cl. A	253,297	$9,430,248
LPL Financial Holdings, Inc.	453,390	27,688,527
MarketAxess Holdings, Inc.	44,512	9,678,689
Stifel Financial Corp.	184,820	10,946,889
		57,744,353
Commercial Banks—3.3%
Sterling Bancorp	531,750	11,990,962
Western Alliance Bancorp[1]	692,470	40,239,432
Wintrust Financial Corp.	261,240	22,479,702
		74,710,096
Consumer Finance—0.9%
Green Dot Corp., Cl. A1	319,053	20,470,441
Insurance—1.5%
Kinsale Capital Group, Inc.	305,680	15,690,554
Primerica, Inc.	179,090	17,300,094
		32,990,648
Thrifts & Mortgage Finance—1.4%
Essent Group Ltd.[1]	506,660	21,563,450
LendingTree, Inc.[1]	34,230	11,232,574
		32,796,024
Health Care—21.7%
Biotechnology—3.4%
Agios Pharmaceuticals, Inc.[1]	132,370	10,825,219
Dyax Corp.[1,2,3]	214,640	2,146
Exact Sciences Corp.[1]	167,690	6,762,938
Exelixis, Inc.[1]	409,370	9,067,545
Ligand Pharmaceuticals, Inc.[1]	152,560	25,196,810
Neurocrine Biosciences, Inc.[1]	145,230	12,043,924
Repligen Corp.[1]	361,563	13,081,349
		76,979,931
Health Care Equipment & Supplies—12.6%
ABIOMED, Inc.[1]	132,060	38,428,139

11        OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Equipment & Supplies (Continued)
Cantel Medical Corp.	337,023	$37,547,733
Haemonetics Corp.[1]	155,160	11,351,506
ICU Medical, Inc.[1]	115,240	29,086,576
Inogen, Inc.[1]	165,130	20,284,569
Insulet Corp.[1]	399,380	34,618,258
Integra LifeSciences Holdings Corp.[1]	366,360	20,274,362
iRhythm Technologies, Inc.[1]	243,600	15,334,620
Merit Medical
Systems, Inc.[1]	268,930	12,195,976
Neogen Corp.[1]	280,160	18,767,918
Penumbra, Inc.[1]	194,110	22,448,822
Quidel Corp.[1]	400,920	20,771,665
		281,110,144
Health Care Providers & Services—2.1%
HealthEquity, Inc.[1]	352,040	21,312,501
Tivity Health, Inc.[1]	330,060	13,086,879
WellCare Health Plans, Inc.[1]	68,120	13,190,076
		47,589,456
Health Care Technology—0.3%
Vocera Communications, Inc.[1]	295,740	6,926,231
Life Sciences Tools & Services—1.5%
PRA Health Sciences, Inc.[1]	410,384	34,045,457
Pharmaceuticals—1.8%
Aerie Pharmaceuticals, Inc.[1]	246,340	13,363,945
Nektar Therapeutics, Cl. A1	97,460	10,356,100
Revance Therapeutics, Inc.[1]	185,740	5,720,792
Supernus Pharmaceuticals, Inc.[1]	218,088	9,988,430
		39,429,267
Industrials—19.0%
Aerospace & Defense—4.9%
BWX Technologies, Inc.	529,520	33,640,405
HEICO Corp.	446,490	38,759,797

	Shares	Value
Aerospace & Defense (Continued)
Mercury Systems, Inc.[1]	780,293	$37,703,758
		110,103,960
Air Freight & Couriers—1.9%
XPO Logistics, Inc.[1]	422,270	42,991,309
Building Products—1.8%
Lennox International, Inc.	112,700	23,032,499
Trex Co., Inc.[1]	160,550	17,463,023
		40,495,522
Commercial Services & Supplies—0.5%
Brink’s Co. (The)	161,160	11,498,766
Construction & Engineering—2.7%
Dycom Industries, Inc.[1]	143,620	15,457,821
Granite Construction, Inc.	399,490	22,315,511
MasTec, Inc.[1]	485,853	22,859,384
		60,632,716
Machinery—3.5%
Chart Industries, Inc.[1]	98,630	5,822,129
John Bean Technologies Corp.	325,040	36,859,536
RBC Bearings, Inc.[1]	285,260	35,429,292
		78,110,957
Professional Services—0.5%
On Assignment, Inc.[1]	140,560	11,509,053
Road & Rail—0.8%
Werner Enterprises, Inc.	460,210	16,797,665
Trading Companies & Distributors—2.4%
Herc Holdings, Inc.[1]	166,150	10,791,442
SiteOne Landscape Supply, Inc.[1]	565,041	43,530,759
		54,322,201
Information Technology—28.1%
Electronic Equipment, Instruments, & Components—2.6%
Cognex Corp.	216,630	11,262,593
Littelfuse, Inc.	132,090	27,498,496
Novanta, Inc.[1]	310,380	16,186,317
Rogers Corp.[1]	27,420	3,277,787
		58,225,193

12        OPPENHEIMER DISCOVERY FUND

	Shares	Value
Internet Software & Services—6.8%
2U, Inc.[1]	463,100	$38,914,293
Envestnet, Inc.[1]	208,270	11,933,871
Etsy, Inc.[1]	431,800	12,116,308
GrubHub, Inc.[1]	230,940	23,433,482
MongoDB, Inc., Cl. A1	136,660	5,931,044
New Relic, Inc.[1]	315,500	23,384,860
Okta, Inc., Cl. A1	93,030	3,707,245
Q2 Holdings, Inc.[1]	713,930	32,519,512
		151,940,615
Semiconductors & Semiconductor
Equipment—6.3%
Entegris, Inc.	996,180	34,667,064
MKS Instruments, Inc.	365,910	42,317,491
Monolithic Power Systems, Inc.	361,167	41,812,304
Silicon Laboratories, Inc.[1]	244,110	21,945,489
		140,742,348
Software—12.4%
Blackline, Inc.[1]	594,330	23,303,679
Guidewire Software, Inc.[1]	357,550	28,900,767
HubSpot, Inc.[1]	249,121	26,979,804
Paycom Software, Inc.[1]	189,550	20,355,775
Proofpoint, Inc.[1]	204,941	23,291,545
PTC, Inc.[1]	446,920	34,864,229
RealPage, Inc.[1]	460,490	23,715,235
RingCentral, Inc., Cl. A1	528,160	33,538,160
Take-Two Interactive Software, Inc.[1]	152,872	14,947,824

	Shares	Value
Software (Continued)
Tyler Technologies, Inc.[1]	110,940	$23,403,902
Varonis Systems, Inc.[1]	408,970	24,742,685
		278,043,605
Materials—3.2%
Chemicals—1.1%
Ingevity Corp.[1]	333,560	24,580,037
Construction Materials—1.0%
Summit Materials, Inc., Cl. A1	768,587	23,272,814
Metals & Mining—1.1%
Allegheny Technologies, Inc.[1]	601,560	14,244,941
Ferroglobe plc[1]	908,640	9,749,707
		23,994,648
Total Common Stocks (Cost $1,531,138,163)		2,201,559,394

Investment Company—2.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[4,5] (Cost $46,309,987)	46,309,987	46,309,987

Total Investments, at Value (Cost $1,577,448,150)	100.3%	2,247,869,381
Net Other Assets (Liabilities)	(0.3)	(6,320,016)
Net Assets	100.0%	$2,241,549,365

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security received as the result of issuer reorganization.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. Rate shown is the 7-day yield at period end.

13        OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	18,920,949	407,863,137	380,474,099	46,309,987

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$46,309,987	$224,180	$—	$—

See accompanying Notes to Financial Statements.

14        OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,531,138,163)	$2,201,559,394
Affiliated companies (cost $46,309,987)	46,309,987
2,247,869,381
Cash	999,999
Receivables and other assets:
Investments sold	35,962,383
Shares of beneficial interest sold	1,207,588
Dividends	509,962
Other	175,641
Total assets	2,286,724,954

Liabilities
Payables and other liabilities:
Investments purchased	42,568,280
Shares of beneficial interest redeemed	1,965,760
Distribution and service plan fees	318,059
Trustees’ compensation	265,630
Shareholder communications	16,400
Other	41,460
Total liabilities	45,175,589

Net Assets	$2,241,549,365

Composition of Net Assets

Par value of shares of beneficial interest	$27,428
Additional paid-in capital	1,467,994,125
Accumulated net investment loss	(18,589,694)
Accumulated net realized gain on investments	121,696,275

Net unrealized appreciation on investments	670,421,231

Net Assets	$2,241,549,365

15        OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,271,818,149 and 15,765,577 shares of beneficial interest outstanding)	$80.67
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$85.59

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,328,631 and 41,976 shares of beneficial interest outstanding)	$55.47

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $142,609,070 and 2,458,332 shares of beneficial interest outstanding)	$58.01

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $183,073,767 and 1,983,412 shares of beneficial interest outstanding)	$92.30

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $49,828,104 and 666,645 shares of beneficial interest outstanding)	$74.74

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $591,891,644 and 6,511,794 shares of beneficial interest outstanding)	$90.90

See accompanying Notes to Financial Statements.

16        OPPENHEIMER DISCOVERY FUND

STATEMENT OF

OPERATIONS For the Six Months Ended March 31, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$3,151,408
Affiliated companies	224,180
Interest	6,012
Total investment income	3,381,600

Expenses
Management fees	6,923,608
Distribution and service plan fees:
Class A	1,491,127
Class B	22,374
Class C	711,433
Class R	122,872
Transfer and shareholder servicing agent fees:
Class A	1,308,777
Class B	4,766
Class C	148,417
Class I	25,857
Class R	51,430
Class Y	579,844
Shareholder communications:
Class A	6,486
Class B	541
Class C	798
Class I	1,035
Class R	385
Class Y	4,115
Borrowing fees	38,520
Trustees’ compensation	15,871
Custodian fees and expenses	5,623
Other	40,638
Total expenses	11,504,517
Less waivers and reimbursements of expenses	(92,911)
Net expenses	11,411,606

Net Investment Loss	(8,030,006)
Realized and Unrealized Gain

Net realized gain on investment transactions in unaffiliated companies	129,984,025
Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	109,602,552
Net Increase in Net Assets Resulting from Operations	$231,556,571

See accompanying Notes to Financial Statements.

17        OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations
Net investment loss	$(8,030,006)	$(13,678,519)
Net realized gain	129,984,025	269,499,647
Net change in unrealized appreciation/depreciation	109,602,552	91,674,584
Net increase in net assets resulting from operations	231,556,571	347,495,712

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(140,348,545)	(48,230,462)
Class B	(744,703)	(797,340)
Class C	(21,255,529)	(7,335,598)
Class I	(16,852,427)	(3,438,997)
Class R	(5,925,983)	(2,196,039)
Class Y	(55,450,432)	(15,681,586)
	(240,577,619)	(77,680,022)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	69,431,292	(153,858,464)
Class B	(4,719,464)	(11,115,182)
Class C	9,500,831	(18,123,268)
Class I	28,003,532	41,438,199
Class R	2,077,073	(9,192,531)
Class Y	69,910,124	18,795,168
	174,203,388	(132,056,078)

Net Assets
Total increase	165,182,340	137,759,612
Beginning of period	2,076,367,025	1,938,607,413
End of period (including accumulated net investment loss of $18,589,694 and $10,559,688, respectively)	$2,241,549,365	$2,076,367,025

See accompanying Notes to Financial Statements.

18        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$81.76	$71.38	$71.30	$72.35	$79.80	$65.78
Income (loss) from investment operations:
Net investment loss[1]	(0.31)	(0.53)	(0.51)	(0.49)[2]	(0.66)	(0.47)
Net realized and unrealized gain (loss)	8.88	13.84	5.23	6.45	(0.80)	18.89
Total from investment operations	8.57	13.31	4.72	5.96	(1.46)	18.42
Dividends and/or distributions to shareholders: Distributions from net realized gain	(9.66)	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)
Net asset value, end of period	$80.67	$81.76	$71.38	$71.30	$72.35	$79.80

Total Return, at Net Asset Value[3]	11.30%	19.44%[4]	6.81%[4]	8.43%	(2.21)%	30.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,271,818	$1,208,643	$1,202,463	$1,244,242	$1,258,537	$1,517,368
Average net assets (in thousands)	$1,267,506	$1,173,288	$1,182,925	$1,334,300	$1,469,328	$1,259,365
Ratios to average net assets:[5] Net investment loss	(0.77)%	(0.72)%	(0.76)%	(0.66)%[2]	(0.87)%	(0.70)%
Expenses excluding specific expenses listed below	1.08%	1.11%	1.11%	1.10%	1.12%	1.24%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.08%	1.11%	1.11%	1.10%	1.12%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.07%	1.10%	1.11%[8]	1.10%[8]	1.12%[8]	1.22%
Portfolio turnover rate	35%	107%	89%	88%	87%	86%

19        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.10 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.08%
Year Ended September 30, 2017	1.11%
Year Ended September 30, 2016	1.11%
Year Ended September 30, 2015	1.10%
Year Ended September 30, 2014	1.12%
Year Ended September 30, 2013	1.24%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER DISCOVERY FUND

Class B	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$59.33	$52.99	$54.47	$57.21	$64.82	$54.73
Income (loss) from investment operations:
Net investment loss[1]	(0.45)	(0.80)	(0.77)	(0.81)[2]	(1.05)	(0.82)
Net realized and unrealized gain (loss)	6.25	10.07	3.93	5.08	(0.57)	15.31
Total from investment operations	5.80	9.27	3.16	4.27	(1.62)	14.49
Dividends and/or distributions to shareholders: Distributions from net realized gain	(9.66)	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)
Net asset value, end of period	$55.47	$59.33	$52.99	$54.47	$57.21	$64.82

Total Return, at Net Asset Value[3]	10.88%	18.51%[4]	6.02%[4]	7.59%	(2.96)%	29.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,328	$7,242	$17,429	$29,323	$45,662	$69,220
Average net assets (in thousands)	$4,487	$11,549	$21,877	$38,598	$59,224	$64,723
Ratios to average net assets:[5] Net investment loss	(1.55)%	(1.49)%	(1.53)%	(1.40)%[2]	(1.71)%	(1.52)%
Expenses excluding specific expenses listed below	1.88%	1.87%	1.88%	1.86%	1.96%	2.21%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.88%	1.87%	1.88%	1.86%	1.96%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.86%	1.88%[8]	1.86%[8]	1.96%[8]	2.05%
Portfolio turnover rate	35%	107%	89%	88%	87%	86%

21        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.08 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.88%
Year Ended September 30, 2017	1.87%
Year Ended September 30, 2016	1.88%
Year Ended September 30, 2015	1.86%
Year Ended September 30, 2014	1.96%
Year Ended September 30, 2013	2.21%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER DISCOVERY FUND

Class C	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$61.61	$54.91	$56.27	$58.89	$66.50	$56.01
Income (loss) from investment operations:
Net investment loss[1]	(0.45)	(0.83)	(0.79)	(0.84)[2]	(1.02)	(0.83)
Net realized and unrealized gain (loss)	6.51	10.46	4.07	5.23	(0.60)	15.72
Total from investment operations	6.06	9.63	3.28	4.39	(1.62)	14.89
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(9.66)	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)
Net asset value, end of period	$58.01	$61.61	$54.91	$56.27	$58.89	$66.50

Total Return, at Net Asset Value[3]	10.88%	18.52%[4]	6.02%[4]	7.62%	(2.94)%	29.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142,609	$139,622	$141,939	$156,114	$163,675	$191,061
Average net assets (in thousands)	$143,619	$136,955	$144,380	$169,437	$187,330	$158,132
Ratios to average net assets:[5]
Net investment loss	(1.52)%	(1.48)%	(1.52)%	(1.41)%[2]	(1.62)%	(1.49)%
Expenses excluding specific expenses listed below	1.84%	1.86%	1.87%	1.86%	1.88%	2.00%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.84%	1.86%	1.87%	1.86%	1.88%	2.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.85%	1.87%[8]	1.86%[8]	1.88%[8]	2.00%[8]
Portfolio turnover rate	35%	107%	89%	88%	87%	86%

23        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.08 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.84%
Year Ended September 30, 2017	1.86%
Year Ended September 30, 2016	1.87%
Year Ended September 30, 2015	1.86%
Year Ended September 30, 2014	1.88%
Year Ended September 30, 2013	2.00%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER DISCOVERY FUND

Class I	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$92.03	$79.66	$78.73	$78.88	$86.11	$70.26
Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.25)	(0.24)	(0.19)[2]	(0.34)	(0.21)
Net realized and unrealized gain (loss)	10.10	15.55	5.81	7.05	(0.90)	20.46
Total from investment operations	9.93	15.30	5.57	6.86	(1.24)	20.25
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(9.66)	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)
Net asset value, end of period	$92.30	$92.03	$79.66	$78.73	$78.88	$86.11

Total Return, at Net Asset Value[3]	11.54%	19.92%[4]	7.28%[4]	8.88%	(1.75)%	31.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$183,074	$153,563	$91,907	$76,083	$51,668	$48,274
Average net assets (in thousands)	$173,285	$123,543	$81,211	$70,840	$51,768	$29,818
Ratios to average net assets:[5]
Net investment loss	(0.36)%	(0.30)%	(0.33)%	(0.23)%[2]	(0.41)%	(0.29)%
Expenses excluding specific expenses listed below	0.67%	0.68%	0.68%	0.67%	0.67%	0.68%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	0.67%	0.68%	0.68%	0.67%	0.67%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%[8]	0.68%[8]	0.68%[8]	0.67%[8]	0.67%[8]	0.68%[8]
Portfolio turnover rate	35%	107%	89%	88%	87%	86%

25        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.11 and 0.20%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	0.67%
Year Ended September 30, 2017	0.68%
Year Ended September 30, 2016	0.68%
Year Ended September 30, 2015	0.67%
Year Ended September 30, 2014	0.67%
Year Ended September 30, 2013	0.68%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26        OPPENHEIMER DISCOVERY FUND

Class R	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$76.52	$67.17	$67.52	$69.02	$76.59	$63.51
Income (loss) from investment operations:
Net investment loss[1]	(0.39)	(0.68)	(0.65)	(0.65)[2]	(0.83)	(0.65)
Net realized and unrealized gain (loss)	8.27	12.96	4.94	6.16	(0.75)	18.13
Total from investment operations	7.88	12.28	4.29	5.51	(1.58)	17.48
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(9.66)	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)
Net asset value, end of period	$74.74	$76.52	$67.17	$67.52	$69.02	$76.59

Total Return, at Net Asset Value[3]	11.17%	19.11%[4]	6.56%[4]	8.13%	(2.45)%	30.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,828	$48,470	$51,465	$52,500	$55,092	$62,994
Average net assets (in thousands)	$49,779	$48,973	$49,740	$56,234	$62,176	$50,464
Ratios to average net assets:[5]
Net investment loss	(1.03)%	(0.98)%	(1.02)%	(0.91)%[2]	(1.14)%	(1.01)%
Expenses excluding specific expenses listed below	1.34%	1.37%	1.37%	1.36%	1.39%	1.51%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.34%	1.37%	1.37%	1.36%	1.39%	1.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%	1.36%	1.37%[8]	1.36%[8]	1.39%[8]	1.51%[8]
Portfolio turnover rate	35%	107%	89%	88%	87%	86%

27        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.10 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.34%
Year Ended September 30, 2017	1.37%
Year Ended September 30, 2016	1.37%
Year Ended September 30, 2015	1.36%
Year Ended September 30, 2014	1.39%
Year Ended September 30, 2013	1.51%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER DISCOVERY FUND

Class Y	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$90.84	$78.81	$78.08	$78.42	$85.80	$70.16
Income (loss) from investment operations:
Net investment loss[1]	(0.24)	(0.39)	(0.39)	(0.35)[2]	(0.50)	(0.31)
Net realized and unrealized gain (loss)	9.96	15.35	5.76	7.02	(0.89)	20.35

Total from investment operations	9.72	14.96	5.37	6.67	(1.39)	20.04
Dividends and/or distributions to shareholders:
Distributions from net realized gain	(9.66)	(2.93)	(4.64)	(7.01)	(5.99)	(4.40)
Net asset value, end of period	$90.90	$90.84	$78.81	$78.08	$78.42	$85.80

Total Return, at Net Asset Value[3]	11.43%	19.70%[4]	7.08%[4]	8.69%	(1.96)%	30.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$591,892	$518,827	$433,404	$454,040	$438,275	$401,949
Average net assets (in thousands)	$562,700	$453,060	$427,985	$449,539	$467,755	$271,295
Ratios to average net assets:[5]
Net investment loss	(0.53)%	(0.48)%	(0.52)%	(0.42)%[2]	(0.61)%	(0.43)%
Expenses excluding specific expenses listed below	0.85%	0.87%	0.87%	0.86%	0.87%	0.91%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.85%	0.87%	0.87%	0.86%	0.87%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.86%	0.87%[8]	0.86%[8]	0.87%[8]	0.91%[8]
Portfolio turnover rate	35%	107%	89%	88%	87%	86%

29        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment loss per share and the net investment loss ratio include $0.11 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	0.85%
Year Ended September 30, 2017	0.87%
Year Ended September 30, 2016	0.87%
Year Ended September 30, 2015	0.86%
Year Ended September 30, 2014	0.87%
Year Ended September 30, 2013	0.91%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Discovery Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ

31        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may

32        OPPENHEIMER DISCOVERY FUND

2. Significant Accounting Policies (Continued)

be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize and capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,582,595,072

Gross unrealized appreciation	$684,153,651
Gross unrealized depreciation	(18,879,342)

Net unrealized appreciation	$665,274,309

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

33        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over- the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes

34        OPPENHEIMER DISCOVERY FUND

3. Securities Valuation (Continued)

in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

35        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other significant Observable Inputs	Level 3— significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$339,027,936	$—	$—	$339,027,936
Energy	30,478,001	—	—	30,478,001
Financials	218,711,562	—	—	218,711,562
Health Care	486,078,340	—	2,146	486,080,486
Industrials	426,462,149	—	—	426,462,149
Information Technology	628,951,761	—	—	628,951,761
Materials	71,847,499	—	—	71,847,499
Investment Company	46,309,987	—	—	46,309,987

Total Assets	$2,247,867,235	$—	$2,146	$2,247,869,381

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also

36        OPPENHEIMER DISCOVERY FUND

4. Investments and Risks (Continued)

invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and mayfall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the

37        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	410,829	$33,321,550	773,705	$56,992,890
Dividends and/or distributions reinvested	1,819,835	137,397,599	685,854	47,118,168
Redeemed	(1,248,462)	(101,287,857)	(3,521,042)	(257,969,522)

Net increase (decrease)	982,202	$69,431,292	(2,061,483)	$(153,858,464)

Class B
Sold	266	$15,988	1,479	$78,954
Dividends and/or distributions reinvested	14,290	743,792	15,749	790,141
Redeemed	(94,636)	(5,479,244)	(224,087)	(11,984,277)

Net decrease	(80,080)	$(4,719,464)	(206,859)	$(11,115,182)

Class C
Sold	87,197	$5,181,060	156,824	$8,725,541
Dividends and/or distributions reinvested	384,577	20,928,708	136,985	7,135,530
Redeemed	(279,732)	(16,608,937)	(612,561)	(33,984,339)

Net increase (decrease)	192,042	$9,500,831	(318,752)	$(18,123,268)

Class I
Sold	292,403	$27,136,362	799,023	$65,281,231
Dividends and/or distributions reinvested	195,323	16,852,427	44,610	3,438,520
Redeemed	(172,879)	(15,985,257)	(328,771)	(27,281,552)

Net increase	314,847	$28,003,532	514,862	$41,438,199

Class R
Sold	51,086	$3,849,657	103,690	$7,136,646
Dividends and/or distributions reinvested	82,351	5,765,395	32,915	2,121,058
Redeemed	(100,193)	(7,537,979)	(269,402)	(18,450,235)

Net increase (decrease)	33,244	$2,077,073	(132,797)	$(9,192,531)

38        OPPENHEIMER DISCOVERY FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class Y
Sold	1,306,403	$119,249,207	1,921,540	$157,753,019
Dividends and/or distributions reinvested	640,584	54,456,069	202,529	15,430,655
Redeemed	(1,146,429)	(103,795,152)	(1,912,116)	(154,388,506)

Net increase	800,558	$69,910,124	211,953	$18,795,168

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$760,128,099	$847,291,836

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $3.5 billion	0.58
Over $5.0 billion	0.55

The Fund’s effective management fee for the reporting period was 0.63% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

39        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,106
Payments Made to Retired Trustees	30,735
Accumulated Liability as of March 31, 2018	114,489

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts

40        OPPENHEIMER DISCOVERY FUND

8. Fees and Other Transactions with Affiliates (Continued)

that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
March 31, 2018	$54,009	$115	$1,234	$1,599	$—

Waivers and Reimbursements of Expenses. Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$46,948
Class B	219
Class C	5,372
Class R	1,855
Class Y	20,399

41        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $18,118 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

42        OPPENHEIMER DISCOVERY FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

43        OPPENHEIMER DISCOVERY FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Discovery Fund	12/5/17	0.0%	100.0%	0.0%

44        OPPENHEIMER DISCOVERY FUND

OPPENHEIMER DISCOVERY FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

Beth Ann Brown, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Ronald Zibelli Jr., Vice President

Ash Shah, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

45        OPPENHEIMER DISCOVERY FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

46        OPPENHEIMER DISCOVERY FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number–whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

47        OPPENHEIMER DISCOVERY FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0500.001.0318 May 25, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)        (1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018